SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        Rule 13e-3 Transaction Statement
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)


                       INDUSTRIAL ACOUSTICS COMPANY, INC.
                                (Name of Issuer)

                       INDUSTRIAL ACOUSTICS COMPANY, INC.
                               IAC HOLDINGS CORP.
                    INTERNATIONAL MEZZANINE INVESTMENT, N.V.
                      INTERNATIONAL MEZZANINE CAPITAL, B.V.
                            IAC ACQUISITION PARTNERS
                       (Name of Persons Filing Statement)

                     Title                         CUSIP Number
                     -----                         ------------
                  Common Stock                       45583010
                 (Title and CUSIP Number of Class of Securities)

                               Robert N. Bertrand
                                    Secretary
                              1160 Commerce Avenue
                              Bronx, New York 10462
                                 (718) 931-8000

      (Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications on Behalf of the Persons Filing Statement)

                                 with a copy to:
                             John P. Mitchell, Esq.
                             Cahill Gordon & Reindel
                                 80 Pine Street
                            New York, New York 10005
                                 (212) 701-3000

This statement is filed in connection with (check the appropriate box):

a.  [X]   The filing of solicitation materials or an information statement subject to Regulation 14A [17 CFR 240.14a-1 to 240.14b-1], Regulation 14C [17 CFR 240.14c-1 to 240.14c-101] or Rule 13e-3(c) [Sec.
          240.13e-3(c)] under the Securities Exchange Act of 1934.
b.  [ ]   The filing of a registration statement under the Securities Act of
          1933.
c.  [ ]   A tender offer.
d.  [ ]   None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies:

                            Calculation of Filing Fee

          Transaction Valuation*                  Amount of Filing Fee
                $6,900,377                               $1,380

* Solely for purposes of calculating the filing fee and computed pursuant to
Section 13(e)(3) of the Securities Exchange Act of 1934, as amended, and Rule 0-11(b)(1). The transaction value equals the product of $11.00 (the "Merger Consideration" per share) and the number of shares of Common Stock of Industrial Acoustics Company, Inc. that are not held by IAC Holdings Corp. or held in Industrial Acoustic Company, Inc.'s treasury.

[X] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

Amount Previously Paid:  $1,380

Form or Registration No.:  Schedule 14A

Filing Party:  Industrial Acoustics Company, Inc.

Date Filed:  June 12, 1998

     This Rule 13e-3 Transaction Statement (the "Statement") is being jointly filed by Industrial Acoustics Company, Inc. a New York corporation (the "Company" or "Issuer"), IAC Holdings Corp., a Delaware corporation, ("Holdings"), International Mezzanine Investment, N.V., a Netherlands Antilles corporation, International Mezzanine Capital, B.V. and IAC Acquisition Partners in connection with a proposed merger (the "Merger") of Holdings with and into the Company.

     Information contained in the Proxy Statement (in preliminary form) on
Schedule 14A with respect to the solicitation of proxies to approve the Merger (the "Proxy Statement") filed with the Securities and Exchange Commission (the "Commission") on the date hereof is incorporated by reference in response to items of this Statement. The cross-reference sheet which follows shows the location in the Proxy Statement of information required to be included in response to the items of this Statement.

Schedule 13E-3 Item Number     Location in Proxy Statement
--------------------------     ---------------------------

     Item l(a)                 Introduction and Summary -- Place; Record Date;
                               Quorum; Solicitation
     Item l(b)                 Introduction and Summary -- Place; Record Date;
                               Quorum; Solicitation
     Item l(c)                 Stock Prices and Suspension of Dividends
     Item l(d)                 Stock Prices and Suspension of Dividends
     Item l(e)                 Not Applicable
     Item l(f)                 Special Factors -- Background of Change of
                               Control

     Item 2(a)                 Introduction and Summary -- Place; Record Date;
                               Quorum; Solicitation. Information With Respect to Holdings, IMI, IAC and IAC Partners
     Item 2(b) Information With Respect to Holdings, IMI, IMC and IAC Partners
     Item 2(c) Information With Respect to Holdings, IMI, IMC and IAC Partners
     Item 2(d) Information With Respect to Holdings, IMI, IMC and IAC Partners
     Item 2(e)                 *
     Item 2(f)                 *
     Item 2(g) Information With Respect to Holdings, IMI, IMC and IAC Partners

     Item 3(a) Special Factors -- Acquisition; Purpose of the Merger; Fairness Factors, -- Background of Change of Control
     Item 3(b) Special Factors -- Acquisition; Purpose of the Merger; Fairness Factors, -- Background of Change of Control

     Item 4(a)                 The Merger Agreement
     Item 4(b)                 The Merger Agreement

     Item 5(a)                 Not Applicable
     Item 5(b)                 Not Applicable
     Item 5(c)                 Not Applicable

     Item 5(d)                 Not Applicable
     Item 5(e)                 Not Applicable
     Item 5(f) Introduction and Summary-- Certain Results of the Merger. Special Factors-- Certain Results of the Merger
     Item 5(g) Introduction and Summary-- Certain Results of the Merger. Special Factors-- Certain Results of the Merger

     Item 6(a) Introduction and Summary -- Purpose; Merger Agreement. Special Factors -- Background of Change of Control
     Item 6(b)                 Expenses
     Item 6(c) Introduction and Summary -- Purpose; Merger Agreement. Special Factors -- Background of Change of Control
     Item 6(d)                 Not Applicable

     Item 7(a) Special Factors -- Acquisition; Purpose of the Merger; Fairness Factors, -- Equivalent Price; Premium Over Market Price, -- Limited Trading Market, -- Cost of Regulatory Compliance,
                               -- Operating Flexibility, -- Competitive
                               Disadvantages
     Item 7(b)                 Not Applicable
     Item 7(c) Special Factors-- Acquisition; Purpose of the Merger; Fairness Factors,-- Equivalent Price; Premium Over Market Price, -- Limited Trading Market, -- Cost of Regulatory Compliance,
                               -- Operating Flexibility, -- Competitive
                               Disadvantages,-- Certain Results of Merger,
                               -- Background of Change of Control.
                               Introduction and Summary-- Certain Results of the Merger
     Item 7(d) Special Factors-- Acquisition; Purpose of the Merger; Fairness Factors,-- Cost of Regulatory Compliance, -- Operating Flexibility,
                               -- Competitive Disadvantages, -- Certain Results of Merger, --Federal Income Tax Considerations. The Merger Agreement. Certain Federal Income Tax Consequences of the Merger

     Item 8(a) Special Factors -- Acquisition; Purpose of the Merger; Fairness Factors
     Item 8(b) Special Factors -- Acquisition; Purpose of the Merger; Fairness Factors, -- Equivalent Price; Premium Over Market Price, -- Limited Trading Market, -- Certain Results of Merger


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

     Item 8(c) Special Factors -- Board and Shareholder Approval; Independent Opinion
     Item 8(d) Special Factors -- Board and Shareholder Approval; Independent Opinion
     Item 8(e) Special Factors -- Acquisition; Purpose of the Merger; Fairness Factors, -- Board and Shareholder Approval; Independent Opinion
     Item 8(f)                 Not Applicable

     Item 9(a) Special Factors -- Board and Shareholder Approval; Independent Opinion; -- Laidlaw Review
     Item 9(b)                 Special Factors--Laidlaw Review
     Item 9(c)                 Special Factors--Laidlaw Review

     Item 10(a)                Introduction and Summary-- Place; Record Date;
                               Quorum; Solicitation.  Special Factors
                               -- Background of Change of Control
     Item 10(b) Special Factors -- Acquisition; Purpose of the Merger; Fairness Factors, -- Background of Change of Control

     Item 11                   Special Factors-- Background of Change of Control

     Item 12(a)                Introduction and Summary-- Purpose; Merger
                               Agreement
     Item 12(b) Introduction and Summary-- Recommendation of the Board of Directors. Special Factors
                               -- Acquisition; Purpose of the Merger; Fairness Factors

     Item 13(a)                Introduction and Summary-- Purpose; Merger
                               Agreement
     Item 13(b)                Not Applicable
     Item 13(c)                Not Applicable

     Item 14(a)                Financial Statements -- Accompanying Documents.
                               Special Factors -- Certain Results of the Merger
     Item 14(b)                Not Applicable

     Item 15(a)                Introduction and Summary-- Place; Record Date;
                               Quorum; Solicitation
     Item 15(b)                Introduction and Summary-- Place; Record Date;
                               Quorum; Solicitatio.

     Item 16                   Not Applicable

     Item 17(a)                *
     Item 17(b)                *
     Item 17(c)                *
     Item 17(d)                *
     Item 17(e)                Not Applicable
     Item 17(f)                Not Applicable
------------
     * The Item is located only in the Schedule 13E-3.

Item 1. Issuer and Class of Security Subject to the Transaction.

     (a) The name of the Issuer is Industrial Acoustics Company, Inc. (the "Issuer"), a New York corporation that has its principal executive offices at 1160 Commerce Avenue, Bronx, New York 10462. The information appearing under the caption "Introduction and Summary -- Place; Record Date; Quorum; Solicitation" in the Proxy Statement is incorporated herein by reference.

     (b) The information appearing under the caption "Introduction and Summary -- Place; Record Date; Quorum; Solicitation" in the Proxy Statement is incorporated herein by reference.

     (c) - (d) The information appearing under the caption "Stock Prices and Suspension of Dividends" in the Proxy Statement is incorporated herein by reference.

     (e) Not applicable.

     (f) The information appearing under the caption "Special Factors -- Background of Change of Control" in the Proxy Statement is incorporated herein by reference.

Item 2. Identity and Background.

     (a) - (d) This statement is being filed by the Issuer, IAC Holdings Corp. ("Holdings"), a Delaware corporation that owns approximately 79% of the outstanding shares of Common Stock of the Issuer, International Mezzanine Investment, N.V., a Netherlands Antilles Corporation ("IMI") (the sole stockholder of Holdings), International Mezzanine Capital, B.V., a corporation which is an affiliate of IMI ("IMC"), and IAC Acquisition Partners, a partnership, ("IAC Partners") which is an affiliate of Holdings. The address of Holdings' principal executive offices is 100 First Stamford Place, Stamford, Connecticut 06902. The address of IMI's principal executive offices is John B. Gorsiraweg 14, P.O. Box 3889, Curacao, Netherlands Antilles. IMC's principal executive offices are located at Herengracht 424, 1017BZ, Amsterdam, The Netherlands and IAC Partner's principal executive offices are located at 82 Powder Point Avenue, Duxbury, Massachusetts 02332. The information appearing under the captions "Introduction and Summary -- Place; Record Date; Quorum; Solicitation" and "Information With Respect to Holdings, IMI, IMC and IAC Partners" in the Proxy Statement is incorporated herein by reference.

     (e) - (f) During the five years prior to the date hereof, neither Holdings, IMI, IMC nor IAC Partners, nor to their knowledge, any of their respective directors or executive officers has been (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) a party to any civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree, or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities law or finding any violation with respect to such laws.

     (g) The information appearing under the caption "Information With Respect to Holdings, IMI, IMC and IAC Partners" in the Proxy Statement is incorporated herein by reference.

Item 3. Past Contracts, Transactions or Negotiations.

     (a) - (b) The information appearing under the caption "Special Factors -- Acquisition; Purpose of the Merger; Fairness Factors, -- Background of Change of Control" in the Proxy Statement is incorporated herein by reference.

Item 4. Terms of the Transaction.

         (a) - (b) The information appearing under the caption "The Merger Agreement" in the Proxy Statement is incorporated herein by reference.

Item 5. Plans or Proposals of the Issuer or Affiliate

     (a) - (e) Not applicable.

     (f) Following consummation of the Merger, the Common Stock of the Company will be eligible for termination of registration pursuant to Section 12(g)(4) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The information appearing under the captions "Introduction and Summary -- Certain Results of the Merger" and "Special Factors -- Certain Results of the Merger" in the Proxy Statement is incorporated herein by reference.

     (g) Not applicable.

Item 6. Source and Amounts of Funds or Other Consideration.

     (a) The total amount of funds to be used to pay the Merger Consideration is expected to be approximately $6,990,377 which will be made available to Holdings by way of an amendment, to be entered into, to an existing loan agreement between Holdings and IMC, or to the extent not so funded, a capital contribution to Holdings by IMI. The information appearing under the captions "Introduction and Summary -- Purpose; Merger Agreement" and "Special Factors -- Background of Change of Control" in the Proxy Statement is incorporated herein by reference.

     (b) The information appearing under the caption "Expenses" in the Proxy Statement is incorporated herein by reference.

     (c) Holdings will borrow the funds to pay the Merger Consideration from IMC at an interest rate of LIBOR (as defined in the Loan Agreement) plus 3.50 percent. The loan will become due on March 19, 2000. Holdings does not currently have in place any plans or arrangements to finance or repay such borrowings. The information appearing under the captions "Introduction and Summary -- Purpose; Merger Agreement" and "Special Factors -- Background of Change of Control" in the Proxy Statement is incorporated herein by reference.

     (d) Not applicable.

Item 7. Purpose(s), Alternatives, Reasons and Effects.

     (a) The information appearing under the captions "Special Factors -- Acquisition; Purpose of the Merger; Fairness Factors, -- Equivalent Price; Premium Over Market Price, -- Limited Trading Market, -- Cost of Regulatory Compliance, -- Operating Flexibility, -- Competitive Disadvantages" and "Introduction and Summary -- Certain Results of the Merger " in the Proxy Statement is incorporated herein by reference.

     (b) Not applicable.

     (c) The information appearing under the caption "Special Factors -- Acquisition; Purpose of the Merger; Fairness Factors, -- Equivalent Price; Premium Over Market Price, -- Limited Trading Market, -- Cost of Regulatory Compliance, -- Operating Flexibility, -- Competitive Disadvantages, -- Certain Results of Merger, -- Background of Change of Control" in the Proxy Statement is incorporated herein by reference.

     (d) The information appearing under the caption "Special Factors -- Acquisition; Purpose of the Merger; Fairness Factors, -- Cost of Regulatory Compliance, -- Operating Flexibility, -- Competitive Disadvantages, -- Certain Results of Merger, --Federal Income Tax Considerations. The Merger Agreement. Certain Federal Income Tax Consequences of the Merger" in the Proxy Statement is incorporated herein by reference.

Item 8. Fairness of the Transaction.

     (a) The information appearing under the caption "Special Factors -- Acquisition; Purpose of the Merger; Fairness Factors" in the Proxy Statement is incorporated herein by reference.

     (b) The information appearing under the caption "Special Factors -- Acquisition; Purpose of the Merger; Fairness Factors, -- Equivalent Price; Premium Over Market Price, -- Limited Trading Market, -- Certain Results of Merger" in the Proxy Statement is incorporated herein by reference.

     (c) The information appearing under the caption "Special Factors -- Board and Shareholder Approval; Independent Opinion" in the Proxy Statement is incorporated herein by reference.

     (d) The information appearing under the caption "Special Factors -- Board and Shareholder Approval; Independent Opinion" in the Proxy Statement is incorporated herein by reference.

     (e) The information appearing under the caption "Special Factors -- Acquisition; Purpose of the Merger; Fairness Factors, -- Board and Shareholder Approval; Independent Opinion" in the Proxy Statement is incorporated herein by reference.

     (f) Not applicable.

Item 9. Reports, Opinions, Appraisals and Certain Negotiations.

         (a) The information appearing under the caption "Special Factors -- Board and Shareholder Approval; Independent Opinion; Laidlaw -- Review" in the Proxy Statement is incorporated herein by reference.

         (b) The information appearing under the caption "Special Factors -- Laidlaw Review" in the Proxy Statement is incorporated herein by reference.

         (c) The information appearing under the caption "Special Factors -- Laidlaw Review" in the Proxy Statement is incorporated herein by reference.

Item 10. Interest in Securities of the Issuer.

     (a) The information appearing under the caption "Introduction and Summary -- Place; Record Date; Quorum; Solicitation. Special Factors -- Background of Change of Control" in the Proxy Statement is incorporated herein by reference.

     (b) The information appearing under the caption "Special Factors -- Acquisition; Purpose of the Merger; Fairness Factors, -- Background of Change of Control" in the Proxy Statement is incorporated herein by reference.

Item 11. Contracts, Arrangements or Understandings with Respect to the Issuer's Securities.

     The information appearing under the caption "Special Factors -- Background of Change of Control" in the Proxy Statement is incorporated herein by reference.

Item 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

     (a) The information appearing under the caption "Introduction and Summary -- Purpose; Merger Agreement" in the Proxy Statement is incorporated herein by reference.

     (b) The information appearing under the caption "Introduction and Summary -- Recommendation of the Board of Directors. Special Factors --Acquisition; Purpose of the Merger; Fairness Factors" in the Proxy Statement is incorporated herein by reference.

Item 13. Other Provisions of the Transaction.

     (a) The information appearing under the caption "Introduction and Summary -- Purpose; Merger Agreement" in the Proxy Statement is incorporated herein by reference.

     (b) Not applicable.

     (c) Not applicable.

Item 14. Financial Information.

     (a) The information appearing under the captions "Financial Statements," "Accompanying Documents" and "Special Factors -- Certain Results of the Merger" with respect to Book Value is incorporated herein by reference.

     (b) Not applicable.

Item 15. Persons and Assets Employed, Retained or Utilized.

     (a) The information appearing under the caption "Introduction and Summary -- Place; Record Date; Quorum; Solicitation" in the Proxy Statement is incorporated herein by reference.

     (b) The information appearing under the caption "Introduction and Summary -- Place; Record Date; Quorum; Solicitation" in the Proxy Statement is incorporated herein by reference.

Item 16. Additional Information.

     Not applicable.

Item 17. Material to be Filed as Exhibits.

     (a) Form of Amended Loan Agreement between IAC Holdings Corp. and International Mezzanine Capital, B.V.*

     (b) Opinion of Laidlaw & Co.

     (c) 1. Form of Stock Option Agreement between IAC Holdings Corp. and IAC Acquisition Partners.*

         2. Agreement and Plan of Merger dated as of May 20, 1998 between Industrial Acoustics Company, Inc. and IAC Holdings Corp.*

         3. Stock Purchase Agreement dated as of January 26, 1998 by Holdings and Martin Hirschorn, as amended.*

         4. Stock Purchase Agreement dated as of January 23, 1998 by and between Holdings and Community Funds, Inc.*

         5. Stock Purchase Agreement dated as of January 23, 1998 by and between Holdings and Barnard College.*

         6. Stock Purchase Agreement dated as of January 23, 1998 by and between Holdings and Michael Hirschorn.*

         7. Stock Purchase Agreement dated as of January 23, 1998 by and between Holdings and Frederic M. Oran.*

         8. Stock Purchase Agreement dated as of January 23, 1998 by and between Holdings and Arnold W. Kanarek.*

         9. Stock Purchase Agreement dated as of January 23, 1998 by and between Holdings and ARK International.*

         10. Stock Purchase Agreement dated as of January 23, 1998 by and between Holdings and George J. Sotos.*

         11. Stock Purchase Agreement dated as of January 23, 1998 by and between Holdings and Robert J. Buelow.*

         12. Stock Purchase Agreement dated as of January 23, 1998 by and between Holdings and Morton I. Schiff.*

         13. Stock Purchase Agreement dated as of January 23, 1998 by and between Holdings and Henry Allen.*

     (d) Proxy Statement of Issuer, in preliminary form, dated August , 1998.

----------------------
*    Previously filed.

     (e) Not applicable.

     (f) Not applicable.

                                    SIGNATURE

     After due inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

Dated:  August 25 , 1998

                                        INDUSTRIAL ACOUSTICS COMPANY, INC.


                                        By: /s/ Frederic M. Oran
                                            ----------------------------
                                            Name:    Frederic M. Oran
                                            Title:   President


                                        IAC HOLDINGS CORP.


                                        By: /s/ James A. Read
                                            ----------------------------
                                            Name:    James A. Read
                                            Title:   President


                                        INTERNATIONAL MEZZANINE
                                        INVESTMENT, N.V.


                                        By: /s/ Jacobus Schouten
                                            ----------------------------
                                            Name:    Jacobus Schouten
                                            Title:   Attorney-In-Fact


                                        INTERNATIONAL MEZZANINE CAPITAL, B.V.


                                        By: /s/ Jacobus Schouten
                                            ----------------------------
                                            Name:    Jacobus Schouten
                                            Title:   Managing Director


                                        IAC ACQUISITION PARTNERS


                                        By: /s/ Robert M. Davies
                                            ----------------------------
                                            Name:    Robert M. Davies
                                            Title:   Partner


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